POWER OF ATTORNEY


     The undersigned, Michael J. Hensley, hereby constitutes and appoints Mary Ellen McClelland or __________________________, as the undersigned's true and lawful attorney-in-fact and agent, from the date hereof until such authority is terminated by me in writing, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any Form 3 - Initial Statement of Beneficial Ownership of Securities, Form 4 - Statement of Changes in Beneficial Ownership of Securities, Form 5 - Amended Statement of Changes in Beneficial Ownership, or Form ID - Uniform Application For Access Codes to File on Edgar, required to be filed by the undersigned with respect to the undersigned's beneficial ownership of securities of River Valley Bancorp (the "Company"), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any national stock market on which the Company's securities are listed, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Executed as of this 21 day of November,  2002.


/s/ Michael J. Hensley
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Signature

Michael J. Hensley
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Printed Name


STATE OF INDIANA    )
                    ) SS:
COUNTY OF JEFFERSON )

     Before me, the undersigned Notary Public in and for said State and County, personally appeared Michael J. Hensley, and acknowledged to me to be the person who executed the foregoing Power of Attorney as his/her act and deed.


                                                /s/ Mary Ellen Wehner
                                                --------------------------------
                                                Notary Public


                                                Mary Ellen Wehner
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                                                Printed Name


                                                Jefferson
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                                                County of Residence

My Commission Expires:

08/24/08
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